EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Friendly Ice Cream Corporation (“the Company”) for the quarterly period ended September 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul V. Hoagland, as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Clerk of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1)              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ PAUL V. HOAGLAND
Name: Paul V. Hoagland
Title: Senior Vice President, Chief Financial Officer, Treasurer and Assistant Clerk
Date: November 4, 2002